UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 11, 2009

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short-Term Incentive Plan

On March 11, 2009, the Board of Directors (the “Board”) of Broadwind Energy, Inc. (the “Company”) reviewed and approved the Company’s Executive Short-Term Incentive Plan (the “STIP”), which is designed to reward senior executives of the Company and its subsidiaries.

  Pursuant to the STIP, the Compensation Committee of the Board (the “Committee”) determines which eligible executives participate in the STIP.  Under the terms of the STIP, the Committee administers the STIP with full power and authority and determines categories of incentive awards, based on employment responsibilities, that will be available under the STIP for a given year.  The Committee also establishes a target incentive level (and may, in its discretion, set a minimum, or threshold, level) with respect to each category of incentive award that will apply to participants in the STIP for such year.

Unless otherwise determined by the Committee, all incentive awards under the STIP will be paid in cash.

The STIP may be amended or terminated at any time by the Board.  The Committee may, in its sole discretion, reduce or eliminate an incentive award under the plan at any time and for any reason.

Employment Agreements

On March 11, 2009, the Committee, after reviewing the compensation paid to executive officers during the Company’s 2008 fiscal year, determined that (i) Lars Moller, Executive Vice President and Chief Operating Officer, (ii) Robert Paxton, Senior Vice President, Human Resources and (iii) J.D. Rubin, Vice President and General Counsel will be considered “named executive officers” as defined by Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.  The Company previously filed and provided a description of Mr. Moller’s Amended and Restated Employment Agreement in a Current Report on Form 8-K/A filed on November 18, 2008.

The Employment Agreements of Messrs. Paxton (the “Paxton Employment Agreement”) and Rubin (the “Rubin Employment Agreement” and, together with the Paxton Employment Agreement, the “Employment Agreements”) (i) provide for a two-year term with automatic renewal for successive one-year periods; (ii) set forth the terms of the bonus awards for which Messrs. Paxton and Rubin are eligible; (iii) contain certain non-solicitation, non-compete and non-disparagement restrictions for a period of 18 months; and (iv) provide that, upon termination of the executive’s employment by the Company without Cause or by the executive for Good Reason (each as defined in the Employment Agreements), the Company shall pay to the executive (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (b) a lump sum severance payment of 18 months’ base salary; and (c) health insurance premiums for up to 18 months.

The Employment Agreements also provide that, upon a Change of Control (as defined in the Employment Agreements) and subsequent termination of the executive’s employment by the Company without Cause or by the executive for Good Reason, the Company shall pay to the executive (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination; (ii) a lump sum severance payment of 24 months’ base salary; and (iii) health insurance premiums for up to 18 months.

In addition, upon a Change of Control, (i) all unvested awards held by the executive under the Company’s 2007 Equity Incentive Plan shall become fully vested and, if applicable, immediately exercisable; (ii) each such award, and each already vested award, which is a stock option shall continue to be exercisable for the remainder of its term; and (iii) with respect to any award under the Company’s 2007 Equity Incentive Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the Change of Control.

Forms of Awards

As previously disclosed in a Current Report on Form 8-K filed on June 26, 2008, on June 20, 2008, at the 2008 Annual Meeting of Stockholders, the stockholders of the Company approved the Company’s 2007 Equity Incentive Plan (the “EIP”).  After the approval by the stockholders of the EIP, the Board in August 2008 approved certain non-material amendments to the EIP that clarified the terms and conditions of restricted stock awards under the EIP and provided that the administrator of the EIP has authority to effect future amendments to the EIP.  On August 7, 2008 the Committee approved the following forms of agreements and technical amendments to forms of agreements to be used in connection with the EIP: (i) Executive Incentive Stock Option Agreement; (ii) Incentive Stock Option Agreement; (iii) Nonqualified Option Agreement; (iv) Restricted Stock Award Agreement; (v) Restricted Stock Unit Award Agreement; (vi) Performance Award Agreement; and (vii) Stock Appreciation Rights Agreement (collectively, the “Forms of Awards”).  Although the Company determined that the technical amendments to the Forms of Awards were not material, the Company is filing the Forms of Awards as exhibits to this Current Report on Form 8-K for informational purposes.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the STIP, Paxton Employment Agreement, Rubin Employment Agreement, form of Executive Incentive Stock Option Agreement, form of Incentive Stock Option Agreement, form of Nonqualified Option Agreement, form of Restricted Stock Award Agreement, form of Restricted Stock Unit Award Agreement, form of Performance Award Agreement and form of Stock Appreciation Rights Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, and are incorporated by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)	Exhibits

10.1	Broadwind Energy, Inc. Executive Short-Term Incentive Plan

10.2	Employment Agreement, dated as of June 30, 2008, between Broadwind Energy, Inc. and Robert Paxton

10.3	Employment Agreement, dated as of June 30, 2008, between Broadwind Energy, Inc. and J.D. Rubin

10.4	Form of Executive Incentive Stock Option Agreement

10.5	Form of Incentive Stock Option Agreement

10.6	Form of Nonqualified Option Agreement

10.7	Form of Restricted Stock Award Agreement

10.8	Form of Restricted Stock Unit Award Agreement

10.9	Form of Performance Award Agreement

10.10	Form of Stock Appreciation Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

March 16, 2009	By:	/s/ Matthew J. Gadow
Matthew J. Gadow
Chief Financial Officer

EXHIBIT INDEX

10.1	Broadwind Energy, Inc. Executive Short-Term Incentive Plan

10.2	Employment Agreement, dated as of June 30, 2008, between Broadwind Energy, Inc. and Robert Paxton

10.3	Employment Agreement, dated as of June 30, 2008, between Broadwind Energy, Inc. and J.D. Rubin

10.4	Form of Executive Incentive Stock Option Agreement

10.5	Form of Incentive Stock Option Agreement

10.6	Form of Nonqualified Option Agreement

10.7	Form of Restricted Stock Award Agreement

10.8	Form of Restricted Stock Unit Award Agreement

10.9	Form of Performance Award Agreement

10.10	Form of Stock Appreciation Rights Agreement